10
THE SMT FUND


                          STATEMENT OF ADDITIONAL INFORMATION

                                    October 1, 2000

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The SMT Fund dated October 1, 2000. This SAI incorporates by reference the financial statements and independent auditor's report from the Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2000 ("Annual Report"). A copy of the Prospectus can be obtained by writing the Fund at 620 Woodmere Avenue, Suite B, Traverse City, Michigan 49686, or by calling 1-877-SMT-FUND (1-877-768-3863).

TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS.........................................................3

THE INVESTMENT ADVISER.........................................................5

TRUSTEES AND OFFICERS..........................................................6

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................6

DETERMINATION OF SHARE PRICE...................................................8

INVESTMENT PERFORMANCE.........................................................8

CUSTODIAN......................................................................9

TRANSFER AGENT AND ADMINISTRATOR...............................................9

ACCOUNTANTS...................................................................10

DISTRIBUTOR...................................................................10

FINANCIAL STATEMENTS..........................................................10

DESCRIPTION OF THE TRUST AND FUND

         The SMT Fund (the "Fund") was organized as a diversified series of Securities Management & Timing Funds (the "Trust") on February 20, 1998 and commenced operations on June 5, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 20, 1998 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Securities Management & Timing, Inc.

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are born by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitiled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus.

         As of September 15, 2000, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: James A. Rakel, 6010 Clough Pike, Cincinnati, Ohio 45244, 9.2%; and Erik R. Portmann, 2534 Millville Shandon Road, Hamilton, Ohio 45013, 6.6%.

         As of September 15, 2000, the officers and trustees as a group may be deemed to beneficially own less than 1% of the Fund.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objective and Strategies").

Equitiy Securities - Preferred Stock and Warrants. Equity securities in which the Fund may invest include preferred stock and warrants. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Warrants are options to purchase equity securities at a specified price for a specific time period.

Repurchase Agreements. Repurchase transactions are transactions by which the Fund purchases a U.S. Government obligation and simultaneously commits to resell that obligation to the seller at an agreed upon price and date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased obligation. A repurchase transaction involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying U.S. Government obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying U.S. Government obligation and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, banks having assets in excess of $1 billion and the largest and most creditworthy (as determined by the Board of Trustees and the Adviser) securities dealers. In addition, the repurchase agreements will be fully collateralized by the underlying U.S. Government

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1........Borrowing Money. The Fund will not borrow money, except (a)
from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2........Senior Securities. The Fund will not issue senior securities.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3........Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4........Real Estate. The Fund will not purchase or sell real estate.
This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5........Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6........Loans. The Fund will not make loans to other persons, except
(a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7........Concentration.  The Fund will not  invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1........Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation
(1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2........Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

         3........Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

          4........Options.  The Fund will not  purchase  or sell  puts,  calls, options or straddles. -------

          5.       Loans.  The Fund will not loan its portfolio securities.
         -----

THE INVESTMENT ADVISER

     The Fund's investment adviser is Securities Management & Timing, Inc., 620 Woodmere Avenue, Suite B, Traverse City, Michigan 49686 (the "Adviser"). Craig
M. Pauly is the sole shareholder and President of the Adviser.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 4.95% of the average daily net assets of the Fund, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 4.99%. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended May 31, 2000 and for the period June 5, 1998 (inception) to May 31, 1999, the Fund paid fees of $688,893 and $539,107, respectively, to the Adviser.

         The Adviser retains the right to use the names "Securities Management & Timing" and "SMT" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Securities Management & Timing" and "SMT" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         Consistent with the Rules of Fair Practice of the National Association of Securities dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. In addition, the Adviser (not the Fund) may compensate brokers and other intermediaries for directing assets to or retaining assets in the Fund. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. As of June 30, 1999, the officers and trustees as a group owned less than one percent of the Fund.

===================================== ========================== ==================================================
           Name, Address                       Position                        Principal Occupations
         and Year of Birth                                                      During Past 5 Years
------------------------------------- -------------------------- --------------------------------------------------
------------------------------------- -------------------------- --------------------------------------------------
Craig M. Pauly *                      Trustee, President         Director and President of  Securities  Management
620 Woodmere, Suite B                 and Treasurer              & Timing, Inc. since 1993.
Traverse City, MI  49686
1971
------------------------------------- -------------------------- --------------------------------------------------
------------------------------------- -------------------------- --------------------------------------------------
Brian D. Duddles                      Trustee, Secretary         Assistant  Vice  President of State  Savings Bank
703 Main Street                                                  of Frankfort since 7/99;  Origination  Manager at
P.O Box 1169                                                     Stone   Ridge   Mortgage   from   7/94  to  7/99;
Frankfort, MI 49635                                              Independent  Representative at Royal Alliance,  a
1963                                                             broker/dealer, from 1993 to 1994.
------------------------------------- -------------------------- --------------------------------------------------
------------------------------------- -------------------------- --------------------------------------------------
Jeffrey T. Nowicki                    Trustee                    Partner  at  Lamothe  Nowicki  &  Kreps  LLC,  an
131 South Division Street                                        advertising  company,   since  7/97;  Partner  at
Suite 300                                                        Partners  Advertising,  an  advertising  company,
Grand Rapids, MI  49503                                          from 1/95 to 7/97;  Economic  Development Special
1966                                                             Projects  Director  at  Cereal  City  Development
                                                                 Corporation
from 7/92 to 1/95.
===================================== ========================== ==================================================

         Trustee fees are Trust expenses. The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2000 is set forth in the following table.

================================ ============================================
                                        Total Compensation from Trust
             Name                   (the Trust is not in a Fund Complex)
-------------------------------- --------------------------------------------
-------------------------------- --------------------------------------------
Craig M. Pauly                                       $0
-------------------------------- --------------------------------------------
-------------------------------- --------------------------------------------
Brian D. Duddles                                   $1,000
-------------------------------- --------------------------------------------
-------------------------------- --------------------------------------------
Jeffrey T. Nowicki                                 $1,000
================================ ============================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.

         When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes adjustment is reasonable. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser. The Adviser will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

         The Trust and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Advisor. The Code requires that all employees of the Advisor preclear an acquisition of any securities in an initial public offering or private placement. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold, or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions provide for trading "blackout periods" which prohibit trading by portfolio managers of the Fund within periods of trading by the Fund in the same (or equivalent) security. The restrictions and prohibitions apply to most securities transactions by employees of the Advisor, with limited exceptions for some securities (such as securities that have a market capitalization and average daily trading volume above certain minimums).

         For the fiscal year ended May 31, 2000 and the period June 5, 1998 (inception) to May 31, 1999 the Fund paid brokerage commissions of $731,158 and $281,902, respectively.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         .........                       P(1+T)n=ERV

         Where:   P       =         a hypothetical $1,000 initial investment
                  T       =         average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The Fund's average annual total returns for the fiscal year ended May 31, 2000 and for the period June 5, 1998 (inception) to May 31, 2000 were -7.34% and 11.12%, respectively.

Nonstandardized Total Return

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

         From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT AND ADMINISTRATOR

         Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. In addition, Unified Fund Services, Inc., in its capacity as fund administrator and fund accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as administrator, Unified Fund Services, Inc. receives a monthly fee from the Adviser equal to an annual average rate of 0.08% of the Fund's average daily net assets, subject to an annual minimum fee of $17,500. For its services as fund accountant, Unified Fund Services, Inc. receives a monthly fee from the Adviser equal to an annual average rate of 0.07% of the Fund's average daily net assets, subject to an annual minimum fee of $17,500. For the fiscal year ended May 31, 2000 and for the period June 5, 1998 (inception) to May 31, 1999, the Adviser paid Unified Fund Services, Inc., on behalf of the Fund, $17,500 and $15,082.64, for fund administration services, respectively, and $17,500 and $15,082.64 for fund accounting services, respectively.

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending May 31, 2000. McCurdy & Associates CPA's, Inc. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. Unified Financial Securities, Inc. and Unified Fund Services, Inc. are wholly owned subsidiaries of Unified Financial Services, Inc.

FINANCIAL STATEMENTS

         The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 2000. The Fund will provide the Annual Report without charge at written request or request by telephone.